UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

APPLE REIT NINE, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

814 East Main Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

(804) 344-8121
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Portfolio of Hotels

          On November 2, 2010, through one of our indirect wholly-owned subsidiaries, we closed on the purchase of 16 hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts.

          The table below describes the hotels:

Hotel Location	Franchise	Number of Rooms	Purchase Price

Indianapolis, IN	SpringHill Suites	130	$12,800,000
Mishawaka, IN	Residence Inn	106	13,700,000
Phoenix, AZ	Courtyard	164	16,000,000
Phoeniz, AZ	Reidence Inn	129	14,000,000
Lake Forest/Mettawa, IL	Residence Inn	130	23,500,000
Lake Forest/Mettawa, IL	Hilton Garden Inn	170	30,500,000
Austin, TX	Hilton Garden Inn	117	16,000,000
Novi, MI	Hilton Garden Inn	148	16,200,000
Warrenville, IL	Hilton Garden Inn	135	22,000,000
Schaumburg, IL	Hilton Garden Inn	166	20,500,000
Salt Lake City, UT	SpringHill Suites	143	17,500,000
Austin, TX	Fairfield Inn & Suites	150	17,750,000
Austin, TX	Courtyard	145	20,000,000
Chandler, AZ	Courtyard	150	17,000,000
Chandler, AZ	Fairfield Inn & Suites	110	12,000,000
Tampa, FL	Embassy Suites	147	21,800,000

		2,240	$291,250,000

          The purchase price for these hotels was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

          As a result of the closings described above, all of the closings have occurred under a series of purchase contracts executed on September 10, 2010 for the potential purchase of 16 hotels. Additional information regarding the purchase contracts is set forth in our Form 8-K dated September 10, 2010 and filed with the Securities and Exchange Commission on September 15, 2010, which is incorporated herein by reference.

          All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01. Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

Financial statements for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

b. Pro forma financial information.

Pro forma financial information for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

c. Shell company transaction.

Not Applicable

d. Exhibits.

None

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight, Chief Executive Officer

November 5, 2010